UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	September 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Financials Fund

Semiannual report
2 | 28 | 18

This **global sector fund** invests in stocks of financial companies worldwide.

FUND SYMBOL
CLASS A
PGFFX

Putnam
Global Financials
Fund

Semiannual report
2 | 28 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation, and general economic conditions; and reduced profitability from limitations on loans, proprietary trading, and interest rates and fees charged as a result of extensive government regulations. The fund’s policy of concentrating on a limited group of industries can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

April 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund’s managers work with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund’s 2008 inception post-dates many of these developments.

2 Global Financials Fund

The fund’s global mandate enables it to benefit from investments in many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund’s managers to compare opportunities across companies, industries, and countries.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in eight sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

ALL SECTORS IN ONE FUND:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

INDIVIDUAL SECTOR FUNDS:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Global Financials Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, MSCI World Financials Index (ND) changed to the MSCI World Financials & Real Estate Index (ND) on 9/1/16. The composition of the MSCI World Financials & Real Estate Index will be identical to the composition of the MSCI World Financials Index immediately prior to that date. Performance for periods prior to 8/31/16 for the MSCI World Financials Index and for periods after are for the MSCI World Financials & Real Estate Index.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Global Financials Fund

Jacquelyne J. Cavanaugh
Portfolio Manager

Jacquelyne has an M.B.A. from Harvard Business School and a B.A. from Brown University. She joined Putnam in 2011 and has been in the investment industry since 1995.

What was the investment environment like during the six-month reporting period, and how did it influence the fund’s performance?

Although a global market rally fueled by improving economic growth and optimism for U.S. policy changes lifted stocks, a series of natural disasters weighed on the fund. The final passage of the Tax Cuts and Jobs Act in December created a tailwind for the market and for the financials sector, which pays the highest effective tax rate of any sector in the S&P 500 Index. Rising interest rates and the Trump administration’s efforts to deregulate the financial industry also served as tailwinds. The administration has worked to rationalize banks’ annual stress tests, streamline duplicate regulation, and rein in some of the activities of the Consumer Finance Protection Bureau.

However, a series of natural disasters had a negative impact on the insurance industry. Hurricane Maria — the worst hurricane to hit Puerto Rico in 80 years — unleashed its devastation in September, knocking out electricity and creating a humanitarian crisis for 3.4 million people. In the weeks to follow, municipal bond insurance companies, including Assured Guaranty and MBIA, were hit hard because they

Global Financials Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Financials Fund

have insured Puerto Rico municipal bonds that are now in default. Before the hurricane, Puerto Rico was already struggling with a $74 billion debt crisis, and with the setback caused by the hurricane, the Puerto Rico government is now unable to make any debt payments for five years, adding to the uncertainty for the bond insurers.

As a result, Putnam Global Financials Fund returned 7.36%, underperforming its benchmark, the MSCI World Financials & Real Estate Index (ND), which advanced 10.02%.

Can you provide more details about your stock-selection strategy?

Our stock selection is driven by bottom-up, fundamental analysis. We focus on company quality and look for firms that we believe have strong balance sheets and a defensible moat, or an ability to preserve their business model against competitors. In the past six months, we repositioned the portfolio by reducing the number of holdings, striving for a higher concentration in stocks that we consider our best ideas. We seek companies that we believe are very competitive in their business and that, in general, demonstrate solid earnings growth. With the portfolio now repositioned, we plan to reduce turnover going forward, with the belief that owning these stocks for a sustained period will help the portfolio materially outperform the index.

Can you discuss some of the holdings that contributed to performance?

An out-of-benchmark holding in Hamilton Lane, an alternative investment management firm, was the top contributor to performance. Hamilton Lane had an initial public offering [IPO] last year. We bought it after the IPO because we determined the stock was undervalued, and the business model was misunderstood by the market. The fund was rewarded when the stock then doubled in price. The company has benefited from the trend of assets moving toward alternative investments such as private equity, real estate, and infrastructure. What differentiates Hamilton Lane from its competitors is its reporting system. Because of this system, we believe the company’s earnings are less volatile, more transparent, and more predictable.

Grupo Financiero Galicia, an Argentine bank and out-of-benchmark holding, was another leading contributor to fund performance. We felt that the consensus estimates for loan growth and net interest margin were too low and that the asset quality of the bank would continue to improve. The Argentine economy has been growing, and the government has been getting inflation under control, providing a favorable banking environment, in our view. Our analysis of this stock differs significantly from the market consensus.

An overweight position in Insurance Australia Group, a multinational insurance firm, also added to the fund’s performance. IAG has been beating earnings expectations. The capital position of the company has advanced, and we believe it may be in a position to release capital to shareholders in the future. IAG may also be able to increase prices in Australia and New Zealand, which we believe creates a positive outlook for profitability and meaningful shareholder returns over the next two years.

Which stocks detracted from fund performance during the period?

As discussed, the two top detractors to fund performance, Assured Guaranty and MBIA, represented the largest drag due to their exposure to Puerto Rico municipal bonds. We continue to hold Assured Guaranty because we have faith in the management team and believe the company has the liquidity, balance sheet, and resources to ride through this challenge. Even if the Puerto Rico debt situation worsens, we believe Assured Guaranty will remain viable.

Global Financials Fund 7

However, we sold our position in MBIA. In our view, the MBIA balance sheet is weaker and more at risk.

Weakness also emerged in the reinsurance industry during the period due to $100 billion in insured losses across North America, as a result of hurricanes in Texas, Florida, and Puerto Rico, wildfires in California, and an earthquake in Mexico. Typically, after such events the market expects that reinsurers will be able to raise prices quickly. That didn’t happen in 2017, and stocks were punished. The fund held overweight positions in American International Group [AIG] and Fairfax Financial Holdings, which detracted from fund performance. While market expectations were not met, our research has found that pricing has been rising, but at a more gradual pace. We continue to hold these stocks.

What is your outlook for the sector and how is the portfolio positioned?

Even with the Federal Reserve removing some of its monetary accommodation, on an absolute basis, interest rates are still very low. These low rates support strong multiples in stocks. Tax reform and deregulation have been supportive of the financials sector, and we anticipate that trend to continue. Outside the United States, we are also seeing signs of growth in Japan. We moved from an underweight position in Japan, and the portfolio is now positioned at a neutral level. While Europe lags behind the United States in its economic recovery, we think the European Central Bank is not that far away from raising interest rates. We believe this would be another significant tailwind for financials.

Thank you, Jackie, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Financials Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	128.98%	9.43%	49.35%	8.35%	21.92%	6.83%	15.77%	7.36%
After sales charge	115.81	8.73	40.76	7.08	14.91	4.74	9.12	1.18
Class B (12/18/08)
Before CDSC	115.83	8.73	43.86	7.54	19.16	6.02	14.83	6.94
After CDSC	115.83	8.73	41.86	7.24	16.16	5.12	9.83	1.94
Class C (12/18/08)
Before CDSC	113.63	8.61	43.80	7.54	19.15	6.01	14.86	6.97
After CDSC	113.63	8.61	43.80	7.54	19.15	6.01	13.86	5.97
Class M (12/18/08)
Before sales charge	118.74	8.89	45.77	7.83	20.12	6.30	15.17	7.12
After sales charge	111.08	8.47	40.67	7.06	15.91	5.05	11.13	3.37
Class R (12/18/08)
Net asset value	123.66	9.15	47.50	8.08	20.98	6.56	15.40	7.17
Class Y (12/18/08)
Net asset value	134.36	9.71	51.24	8.63	22.88	7.11	16.07	7.51

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Financials Fund 9

Comparative index returns For periods ended 2/28/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
MSCI World Financials &
Real Estate Index (ND)*	146.21%	10.30%	59.92%	9.85%	27.78%	8.52%	17.23%	10.02%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, MSCI World Financials Index (ND) changed to the MSCI World Financials & Real Estate Index (ND) on 9/1/16. The composition of the MSCI World Financials & Real Estate Index will be identical to the composition of the MSCI World Financials Index immediately prior to that date. Performance for periods prior to 8/31/16 for the MSCI World Financials Index and for periods after are for the MSCI World Financials & Real Estate Index.

Fund price and distribution information For the six-month period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.200		$0.097	$0.111	$0.127		$0.155	$0.225
Capital gains	—		—	—	—		—	—
Total	$0.200		$0.097	$0.111	$0.127		$0.155	$0.225
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/17	$12.79	$13.57	$12.36	$12.22	$12.60	$13.06	$12.62	$12.87
2/28/18	13.53	14.36	13.12	12.96	13.37	13.85	13.37	13.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Global Financials Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	125.59%	9.16%	44.69%	7.67%	19.62%	6.15%	14.74%	2.95%
After sales charge	112.62	8.46	36.37	6.40	12.74	4.08	8.14	–2.97
Class B (12/18/08)
Before CDSC	112.64	8.46	39.39	6.87	17.03	5.38	13.96	2.65
After CDSC	112.64	8.46	37.41	6.56	14.03	4.47	8.96	–2.35
Class C (12/18/08)
Before CDSC	110.49	8.35	39.40	6.87	17.00	5.37	13.88	2.63
After CDSC	110.49	8.35	39.40	6.87	17.00	5.37	12.88	1.63
Class M (12/18/08)
Before sales charge	115.46	8.62	41.19	7.14	17.82	5.62	14.12	2.75
After sales charge	107.92	8.20	36.25	6.38	13.70	4.37	10.13	–0.85
Class R (12/18/08)
Net asset value	120.48	8.89	42.96	7.41	18.76	5.90	14.45	2.88
Class Y (12/18/08)
Net asset value	131.09	9.44	46.65	7.96	20.55	6.43	15.03	3.12

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 8/31/17*	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%
Total annual operating expenses for the
fiscal year ended 8/31/17	2.05%	2.80%	2.80%	2.55%	2.30%	1.80%
Annualized expense ratio for the
six-month period ended 2/28/18	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/18.

Global Financials Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/17 to 2/28/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$6.58	$10.42	$10.42	$9.14	$7.86	$5.30
Ending value (after expenses)	$1,073.60	$1,069.40	$1,069.70	$1,071.20	$1,071.70	$1,075.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/18, use the following calculation method. To find the value of your investment on 9/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$6.41	$10.14	$10.14	$8.90	$7.65	$5.16
Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,015.97	$1,017.21	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Financials Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials & Real Estate Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financial and real estate sectors. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Global Financials Fund 13

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Financials Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Financials Fund 15

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (97.4%)*	Shares	Value
Banks (25.7%)
Bank of America Corp.	48,300	$1,550,430
Bank of Ireland Group PLC (Ireland)†	41,936	392,934
CaixaBank SA (Spain)	121,312	589,424
Citigroup, Inc.	19,400	1,464,506
First Republic Bank	3,851	357,373
Grupo Financiero Galicia SA ADR (Argentina)	9,100	572,754
HDFC Bank, Ltd. ADR (India)	3,725	361,996
ING Groep NV (Netherlands)	51,715	906,637
Intesa Sanpaolo SpA (Italy)	139,839	525,176
Mitsubishi UFJ Financial Group, Inc. (Japan)	52,300	369,334
Sumitomo Mitsui Financial Group, Inc. (Japan)	13,400	580,990
SunTrust Banks, Inc.	9,400	656,496
		8,328,050
Capital markets (24.8%)
Amundi SA (France)	4,027	327,738
BGP Holdings PLC (Malta) F	82,319	—
BlackRock, Inc.	1,568	861,506
Charles Schwab Corp. (The)	12,400	657,448
E*Trade Financial Corp.†	17,700	924,471
Goldman Sachs Group, Inc. (The)	4,468	1,174,771
Hamilton Lane, Inc. Class A	11,034	385,528
Invesco, Ltd.	20,300	660,562
KKR & Co. LP	45,079	967,395
Natixis SA (France)	77,811	668,836
Partners Group Holding AG (Switzerland)	729	526,012
St. James’s Place PLC (United Kingdom)	41,579	657,112
WisdomTree Investments, Inc.	25,400	244,094
		8,055,473
Construction and engineering (1.6%)
Kyudenko Corp. (Japan)	11,000	504,834
		504,834
Consumer finance (1.5%)
Oportun Financial Corp. (acquired 6/23/15, cost $6,022) (Private)† ∆∆ F	2,113	5,101
UNIFIN Financiera, SAB de CV SOFOM, E. N. R. (Mexico)	137,600	487,095
		492,196
Diversified financial services (5.8%)
Challenger, Ltd. (Australia)	81,998	794,663
Eurazeo SA (France)	5,862	558,687
ORIX Corp. (Japan)	30,100	532,496
		1,885,846
Equity real estate investment trusts (REITs) (3.4%)
Big Yellow Group PLC (United Kingdom)	27,276	310,952
Boston Properties, Inc.	2,341	278,275
Hibernia REIT PLC (Ireland)	136,167	235,672
Public Storage	1,479	287,577
		1,112,476

16 Global Financials Fund

COMMON STOCKS (97.4%)* cont.	Shares	Value
Hotels, restaurants, and leisure (1.4%)
Dalata Hotel Group PLC (Ireland)†	63,914	$467,228
		467,228
Insurance (26.3%)
Admiral Group PLC (United Kingdom)	8,261	209,171
AIA Group, Ltd. (Hong Kong)	126,600	1,051,216
American International Group, Inc.	11,365	651,669
Assured Guaranty, Ltd.	35,534	1,228,766
Chubb, Ltd.	3,920	556,326
Fairfax Financial Holdings, Ltd. (Canada)	960	469,197
Insurance Australia Group, Ltd. (Australia)	123,071	779,833
Intact Financial Corp. (Canada)	4,494	347,592
IRB Brasil Resseguros SA (Brazil)	65,500	780,699
MetLife, Inc.	11,700	540,423
Old Mutual PLC (South Africa)	169,798	594,713
Prudential PLC (United Kingdom)	52,645	1,317,447
		8,527,052
IT Services (2.1%)
Visa, Inc. Class A	5,520	678,629
		678,629
Real estate management and development (1.5%)
Foxtons Group PLC (United Kingdom)	131,244	136,925
Kennedy-Wilson Holdings, Inc.	20,670	337,955
		474,880
Thrifts and mortgage finance (2.4%)
Radian Group, Inc.	37,400	767,448
		767,448
Transportation infrastructure (0.9%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)	41,000	285,971
		285,971
Total common stocks (cost $26,492,652)		$31,580,083

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$17) (Private)† ∆∆ F	6	$14
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$315) (Private)† ∆∆ F	100	267
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$738) (Private)† ∆∆ F	145	625
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,069) (Private)† ∆∆ F	210	905
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$598) (Private)† ∆∆ F	109	507
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,812) (Private)† ∆∆ F	236	1,535
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$5,087 (Private)† ∆∆ F	1,785	4,310
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,432) (Private)† ∆∆ F	2,257	5,449
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$16,156) (Private)† ∆∆ F	5,674	13,686
Total convertible preferred stocks (cost $32,224)		$27,298

Global Financials Fund 17

SHORT-TERM INVESTMENTS (2.5%)*	Shares	Value
Putnam Short Term Investment Fund 1.54%L	806,952	$806,952
Total short-term investments (cost $806,952)		$806,952

TOTAL INVESTMENTS
Total investments (cost $27,331,828)		$32,414,333

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures .

* Percentages indicated are based on net assets of $32,433,330.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $32,399, or 0.1% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $51,818 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	49.6%	South Africa	1.8%
United Kingdom	8.1	Spain	1.8
Japan	7.0	Argentina	1.8
Australia	4.9	Switzerland	1.6
France	4.8	Italy	1.6
Ireland	3.4	Mexico	1.5
Hong Kong	3.2	India	1.1
Netherlands	2.8	Other	0.1
Canada	2.5	Total	100.0%
Brazil	2.4

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

18 Global Financials Fund

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $7,300,381) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	Canadian Dollar	Buy	4/18/18	$184,711	$189,610	$(4,899)
	Hong Kong Dollar	Buy	5/16/18	185,288	185,484	(196)
	Swiss Franc	Buy	3/21/18	117,202	113,074	4,128
Citibank, N.A.
	Euro	Buy	3/21/18	275,258	277,823	(2,565)
	Euro	Sell	3/21/18	275,258	276,090	832
	Credit Suisse International
	Canadian Dollar	Buy	4/18/18	128,394	131,802	(3,408)
	Norwegian Krone	Buy	3/21/18	86,881	85,361	1,520
	Swedish Krona	Buy	3/21/18	394,950	393,792	1,158
	Goldman Sachs International
	Australian Dollar	Buy	4/18/18	150,383	151,445	(1,062)
	British Pound	Sell	3/21/18	377,398	375,744	(1,654)
	Canadian Dollar	Sell	4/18/18	99,454	102,073	2,619
	Euro	Buy	3/21/18	135,857	132,876	2,981
	Euro	Sell	3/21/18	135,857	134,215	(1,642)
	HSBC Bank USA, National Association
	Euro	Buy	3/21/18	234,329	235,032	(703)
	Euro	Sell	3/21/18	234,329	238,732	4,403
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/18/18	30,216	30,432	(216)
	British Pound	Buy	3/21/18	540,124	531,297	8,827
	Canadian Dollar	Buy	4/18/18	385,645	396,284	(10,639)
	Danish Krone	Buy	3/21/18	107,246	102,131	5,115
	Euro	Sell	3/21/18	385,825	393,756	7,931
	Japanese Yen	Sell	5/16/18	119,749	116,525	(3,224)
	Swedish Krona	Buy	3/21/18	41,123	41,007	116
	Swiss Franc	Buy	3/21/18	281,391	281,487	(96)
	Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/18/18	69,345	71,185	(1,840)
	Japanese Yen	Buy	5/16/18	93,209	92,630	579
	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/18	88,862	91,095	(2,233)
	British Pound	Sell	3/21/18	162,038	157,490	(4,548)
	Canadian Dollar	Buy	4/18/18	290,561	299,348	(8,787)
	Euro	Sell	3/21/18	171,776	164,326	(7,450)
	Israeli Shekel	Buy	4/18/18	77,952	78,259	(307)
	Japanese Yen	Buy	5/16/18	24,731	24,131	600
	Singapore Dollar	Buy	5/16/18	485,442	491,519	(6,077)
	Swedish Krona	Buy	3/21/18	58,524	60,665	(2,141)
UBS AG
	Australian Dollar	Buy	4/18/18	45,519	46,899	(1,380)
	Canadian Dollar	Buy	4/18/18	51,014	52,366	(1,352)

Global Financials Fund 19

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $7,300,381) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	British Pound	Sell	3/21/18	$407,573	$400,819	$(6,754)
	Canadian Dollar	Buy	4/18/18	344,460	353,577	(9,117)
Unrealized appreciation						40,809
Unrealized (depreciation)						(82,290)
Total						$(41,481)

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Consumer discretionary	$—	$467,228	$—
Financials	16,668,545	11,382,419	5,101
Industrials	—	790,805	—
Information technology	678,629	—	—
Real estate	903,807	683,549	—
Total common stocks	18,250,981	13,324,001	5,101

Convertible preferred stocks	—	—	27,298
Short-term investments	806,952	—	—
Totals by level	$19,057,933	$13,324,001	$32,399

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(41,481)	$—
Totals by level	$—	$(41,481)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 Global Financials Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $26,524,876)	$31,607,381
Affiliated issuers (identified cost $806,952) (Notes 1 and 5)	806,952
Cash	44
Foreign currency (cost $64) (Note 1)	63
Dividends, interest and other receivables	53,988
Foreign tax reclaim	5,151
Receivable for shares of the fund sold	71,202
Receivable from Manager (Note 2)	11,602
Unrealized appreciation on forward currency contracts (Note 1)	40,809
Prepaid assets	52,820
Total assets	32,650,012

LIABILITIES
Payable for shares of the fund repurchased	59,039
Payable for custodian fees (Note 2)	6,053
Payable for investor servicing fees (Note 2)	10,472
Payable for Trustee compensation and expenses (Note 2)	2,864
Payable for administrative services (Note 2)	94
Payable for distribution fees (Note 2)	11,246
Payable for auditing and tax fees	34,708
Unrealized depreciation on forward currency contracts (Note 1)	82,290
Other accrued expenses	9,916
Total liabilities	216,682

Net assets	$32,433,330

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$27,495,894
Distributions in excess of net investment income (Note 1)	(101,810)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,662)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,040,908
Total — Representing net assets applicable to capital shares outstanding	$32,433,330

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($15,853,779 divided by 1,171,935 shares)	$13.53
Offering price per class A share (100/94.25 of $13.53)*	$14.36
Net asset value and offering price per class B share ($1,349,346 divided by 102,810 shares)**	$13.12
Net asset value and offering price per class C share ($3,487,575 divided by 269,003 shares)**	$12.96
Net asset value and redemption price per class M share ($103,654 divided by 7,754 shares)	$13.37
Offering price per class M share (100/96.50 of $13.37)*	$13.85
Net asset value, offering price and redemption price per class R share
($1,210,870 divided by 90,547 shares)	$13.37
Net asset value, offering price and redemption price per class Y share
($10,428,106 divided by 766,193 shares)	$13.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 21

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $5,856)	$256,779
Interest (including interest income of $4,215 from investments in affiliated issuers) (Note 5)	4,330
Securities lending (net of expenses) (Notes 1 and 5)	1,149
Total investment income	262,258

EXPENSES
Compensation of Manager (Note 2)	86,755
Investor servicing fees (Note 2)	28,936
Custodian fees (Note 2)	6,837
Trustee compensation and expenses (Note 2)	553
Distribution fees (Note 2)	41,856
Administrative services (Note 2)	492
Auditing and tax fees	25,124
Blue sky expense	42,186
Other	8,254
Fees waived and reimbursed by Manager (Note 2)	(55,052)
Total expenses	185,941

Expense reduction (Note 2)	(429)
Net expenses	185,512

Net investment income	76,746

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	838,430
Foreign currency transactions (Note 1)	(2,312)
Forward currency contracts (Note (1)	27,479
Total net realized gain	863,597
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	915,517
Assets and liabilities in foreign currencies	(348)
Forward currency contracts	(112,075)
Total change in net unrealized appreciation	803,094

Net gain on investments	1,666,691

Net increase in net assets resulting from operations	$1,743,437

The accompanying notes are an integral part of these financial statements.

22 Global Financials Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income	$76,746	$205,520
Net realized gain on investments
and foreign currency transactions	863,597	221,121
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	803,094	3,015,781
Net increase in net assets resulting from operations	1,743,437	3,442,422
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(189,020)	(129,627)
Class B	(10,983)	(13,087)
Class C	(27,358)	(29,227)
Class M	(974)	(1,260)
Class R	(12,914)	(13,307)
Class Y	(159,118)	(75,148)
Increase from capital share transactions (Note 4)	7,125,492	7,335,637
Total increase in net assets	8,468,562	10,516,403

NET ASSETS
Beginning of period	23,964,768	13,448,365
End of period (including undistributed net investment
income of $101,810 and distributions in excess of net
investment income of $221,811, respectively)	$32,433,330	$23,964,768

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
February 28, 2018**	$12.79	.04	.90	.94	(.20)	—	(.20)	—	$13.53	7.36*	$15,854	.64*	.28*	24*
August 31, 2017	10.64	.15	2.19	2.34	(.19)	—	(.19)	—	12.79	22.23	9,691	1.30	1.24	40
August 31, 2016	11.68	.13	(.77)	(.64)	(.01)	(.39)	(.40)	—	10.64	(5.66)	6,621	1.28[f]	1.20[f]	46
August 31, 2015	15.28	.10	(.28)	(.18)	(.03)	(3.39)	(3.42)	—	11.68	(1.38)	6,384	1.28	.81	39
August 31, 2014	13.70	.14	2.02	2.16	(.11)	(.47)	(.58)	—	15.28	15.80	5,691	1.30	.90	55
August 31, 2013	10.65	.15	2.97	3.12	(.07)	—	(.07)	—[e]	13.70	29.42	7,840	1.35	1.18	54
Class B
February 28, 2018**	$12.36	(.01)	.87	.86	(.10)	—	(.10)	—	$13.12	6.94*	$1,349	1.01*	(.04)*	24*
August 31, 2017	10.30	.06	2.12	2.18	(.12)	—	(.12)	—	12.36	21.26	1,472	2.05	.50	40
August 31, 2016	11.40	.05	(.75)	(.70)	(.01)	(.39)	(.40)	—	10.30	(6.33)	1,099	2.03[f]	.46[f]	46
August 31, 2015	15.07	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.40	(2.15)	1,093	2.03	.06	39
August 31, 2014	13.53	.02	2.00	2.02	(.01)	(.47)	(.48)	—	15.07	14.96	779	2.05	.14	55
August 31, 2013	10.53	.06	2.94	3.00	—	—	—	—[e]	13.53	28.49	700	2.10	.46	54
Class C
February 28, 2018**	$12.22	(.01)	.86	.85	(.11)	—	(.11)	—	$12.96	6.97*	$3,488	1.01*	(.06)*	24*
August 31, 2017	10.20	.06	2.09	2.15	(.13)	—	(.13)	—	12.22	21.21	2,832	2.05	.50	40
August 31, 2016	11.29	.04	(.73)	(.69)	(.01)	(.39)	(.40)	—	10.20	(6.31)	1,866	2.03[f]	.42[f]	46
August 31, 2015	14.96	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.29	(2.17)	1,765	2.03	.08	39
August 31, 2014	13.43	.01	2.00	2.01	(.01)	(.47)	(.48)	—	14.96	14.97	940	2.05	.09	55
August 31, 2013	10.45	.06	2.92	2.98	—	—	—	—[e]	13.43	28.52	3,925	2.10	.43	54
Class M
February 28, 2018**	$12.60	.01	.89	.90	(.13)	—	(.13)	—	$13.37	7.12*	$104	.89 *	.08*	24*
August 31, 2017	10.50	.08	2.16	2.24	(.14)	—	(.14)	—	12.60	21.53	100	1.80	.71	40
August 31, 2016	11.58	.08	(.76)	(.68)	(.01)	(.39)	(.40)	—	10.50	(6.06)	86	1.78[f]	.77[f]	46
August 31, 2015	15.22	.04	(.29)	(.25)	—	(3.39)	(3.39)	—	11.58	(1.89)	79	1.78	.33	39
August 31, 2014	13.62	.05	2.03	2.08	(.01)	(.47)	(.48)	—	15.22	15.25	78	1.80	.31	55
August 31, 2013	10.58	.08	2.97	3.05	(.01)	—	(.01)	—[e]	13.62	28.84	110	1.85	.61	54
Class R
February 28, 2018**	$12.62	.03	.88	.91	(.16)	—	(.16)	—	$13.37	7.17*	$1,211	.76*	.21*	24*
August 31, 2017	10.50	.12	2.16	2.28	(.16)	—	(.16)	—	12.62	21.92	1,138	1.55	1.00	40
August 31, 2016	11.56	.11	(.77)	(.66)	(.01)	(.39)	(.40)	—	10.50	(5.89)	866	1.53[f]	1.03[f]	46
August 31, 2015	15.17	.09	(.31)	(.22)	—	(3.39)	(3.39)	—	11.56	(1.66)	893	1.53	.68	39
August 31, 2014	13.60	.10	2.02	2.12	(.08)	(.47)	(.55)	—	15.17	15.60	737	1.55	.67	55
August 31, 2013	10.58	.12	2.95	3.07	(.05)	—	(.05)	—[e]	13.60	29.05	564	1.60	.94	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Financials Fund	Global Financials Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class Y
February 28, 2018**	$12.87	.06	.91	.97	(.23)	—	(.23)	—	$13.61	7.51*	$10,428	.51*	.43*	24*
August 31, 2017	10.71	.18	2.20	2.38	(.22)	—	(.22)	—	12.87	22.44	8,731	1.05	1.46	40
August 31, 2016	11.72	.16	(.77)	(.61)	(.01)	(.39)	(.40)	—	10.71	(5.37)	2,910	1.03[f]	1.45[f]	46
August 31, 2015	15.34	.14	(.30)	(.16)	(.07)	(3.39)	(3.46)	—	11.72	(1.17)	5,260	1.03	1.08	39
August 31, 2014	13.74	.18	2.03	2.21	(.14)	(.47)	(.61)	—	15.34	16.16	3,149	1.05	1.16	55
August 31, 2013	10.67	.20	2.97	3.17	(.10)	—	(.10)	—[e]	13.74	29.83	4,662	1.10	1.48	54

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2018	0.20%
August 31, 2017	0.75
August 31, 2016	0.95
August 31, 2015	1.00
August 31, 2014	0.59
August 31, 2013	0.37

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

26 Global Financials Fund	Global Financials Fund 27

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non –diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek capital appreciation. For this fund concentrating in the financial industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

28 Global Financials Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Global Financials Fund 29

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

30 Global Financials Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $54,237 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Global Financials Fund 31

	Loss carryover
Short-term	Long-term	Total
$713,009	$46,049	$759,058

The aggregate identified cost on a tax basis is $27,505,073, resulting in gross unrealized appreciation and depreciation of $5,485,506 and $617,727, respectively, or net unrealized appreciation of $4,867,779.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.309% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $55,052 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

32 Global Financials Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,202	Class R	1,111
Class B	1,512	Class Y	9,760
Class C	3,246	Total	$28,936
Class M	105

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $59 under the expense offset arrangements and by $370 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $22, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Global Financials Fund 33

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$15,878
Class B	1.00%	1.00%	7,307
Class C	1.00%	1.00%	15,636
Class M	1.00%	0.75%	380
Class R	1.00%	0.50%	2,655
Total			$41,856

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,042 and $1 from the sale of class A and class M shares, respectively, and received $130 and $20 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$12,662,038	$6,581,576
U. S. government securities (Long-term)	—	—
Total	$12,662,038	$6,581,576

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	569,111	$7,759,397	443,653	$5,203,718
Shares issued in connection with
reinvestment of distributions	13,799	185,873	10,699	122,506
	582,910	7,945,270	454,352	5,326,224
Shares repurchased	(168,978)	(2,315,778)	(318,533)	(3,681,732)
Net increase	413,932	$5,629,492	135,819	$1,644,492

34 Global Financials Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	1,447	$19,002	42,395	$476,309
Shares issued in connection with
reinvestment of distributions	782	10,231	1,143	12,710
	2,229	29,233	43,538	489,019
Shares repurchased	(18,529)	(243,516)	(31,088)	(354,976)
Net increase (decrease)	(16,300)	$(214,283)	12,450	$134,043

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	62,532	$822,804	122,742	$1,379,425
Shares issued in connection with
reinvestment of distributions	2,056	26,585	2,584	28,421
	64,588	849,389	125,326	1,407,846
Shares repurchased	(27,262)	(352,007)	(76,567)	(865,345)
Net increase	37,326	$497,382	48,759	$542,501

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	21	$277	645	$7,153
Shares issued in connection with
reinvestment of distributions	73	974	111	1,260
	94	1,251	756	8,413
Shares repurchased	(251)	(3,112)	(1,053)	(12,443)
Net decrease	(157)	$(1,861)	(297)	$(4,030)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	44,865	$596,882	40,272	$463,492
Shares issued in connection with
reinvestment of distributions	255	3,401	598	6,761
	45,120	600,283	40,870	470,253
Shares repurchased	(44,806)	(588,743)	(33,112)	(372,873)
Net increase	314	$11,540	7,758	$97,380

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	232,947	$3,150,514	572,365	$6,940,257
Shares issued in connection with
reinvestment of distributions	11,741	159,095	6,478	74,495
	244,688	3,309,609	578,843	7,014,752
Shares repurchased	(156,930)	(2,106,387)	(172,228)	(2,093,501)
Net increase	87,758	$1,203,222	406,615	$4,921,251

At the close of the reporting period, the Putnam Global Sector Fund owned 17.4% of the outstanding shares of the fund.

Global Financials Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$835,000	$1,785,900	$2,620,900	$3,581	$—
Putnam Short Term
Investment Fund**	133,053	8,268,958	7,595,059	4,215	806,952
Total Short-term
investments	$968,053	$10,054,858	$10,215,959	$7,796	$806,952

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund concentrates a majority of its investments in the financials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$7,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$40,809	Payables	$82,290
Total		$40,809		$82,290

36 Global Financials Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$27,479	$27,479
Total	$27,479	$27,479

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(112,075)	$(112,075)
Total	$(112,075)	$(112,075)

Global Financials Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse Internationa	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$4,128	$832	$2,678	$5,600	$4,403	$21,989	$579	$600	$—	$—	$40,809
Total Assets	$4,128	$832	$2,678	$5,600	$4,403	$21,989	$579	$600	$—	$—	$40,809
Liabilities:
Forward currency contracts #	5,095	2,565	3,408	4,358	703	14,175	1,840	31,543	2,732	15,871	82,290
Total Liabilities	$5,095	$2,565	$3,408	$4,358	$703	$14,175	$1,840	$31,543	$2,732	$15,871	$82,290
Total Financial and Derivative Net Assets	$(967)	$(1,733)	$(730)	$1,242	$3,700	$7,814	$(1,261)	$(30,943)	$(2,732)	$(15,871)	$(41,481)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(967)	$(1,733)	$(730)	$1,242	$3,700	$7,814	$(1,261)	$(30,943)	$(2,732)	$(15,871)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Global Financials Fund	Global Financials Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Global Financials Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA720 310286 4/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018